UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07458

                                     Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                 Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                           Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end:  March 31

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Tweedy, Browne Fund INC.

Semi-Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
(FORMERLY, TWEEDY, BROWNE GLOBAL VALUE FUND)

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)
(FORMERLY, TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED)

TWEEDY, BROWNE VALUE FUND (TWEBX)

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

September 30, 2021

SEPTEMBER 30, 2021

Tweedy, Browne International Value Fund (formerly, Tweedy, Browne Global Value Fund)

Tweedy, Browne International Value Fund II – Currency Unhedged (formerly, Tweedy, Browne Global Value Fund II – Currency Unhedged)

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

SEMI-ANNUAL REPORT

September 30, 2021

Expense Information (Unaudited)

A shareholder of the International Value Fund (formerly, Tweedy, Browne Global Value Fund), International Value Fund II – Currency Unhedged (formerly, Tweedy, Browne Global Value Fund II – Currency Unhedged), Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2021 to September 30, 2021.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21– 9/30/21	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period* 4/1/21 – 9/30/21	Annualized Expense Ratio
International Value Fund	$1,000.00	$1,026.20	$6.76	$1,000.00	$1,018.40	$6.73	1.33%
International Value Fund II – Currency Unhedged	$1,000.00	$1,010.40	$6.70	$1,000.00	$1,018.40	$6.73	1.33%
Value Fund	$1,000.00	$1,027.50	$6.76	$1,000.00	$1,018.40	$6.73	1.33%
Worldwide High Dividend Yield Value Fund	$1,000.00	$ 999.10	$6.67	$1,000.00	$1,018.40	$6.73	1.33%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), divided by 365 (to reflect the one-half year period).

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

COMMON STOCKS—94.9%

	Canada—1.6%
1,124,700	National Bank of Canada	$86,364,460
122,815	Lassonde Industries, Inc., Class A	17,612,031

		103,976,491

	China—5.9%
15,158,495	A-Living Smart City Services Co., Ltd.	53,831,322
6,397,360	Alibaba Group Holding, Ltd.(a)	118,440,344
4,349,576	Baidu, Inc., Class A(a)	83,636,190
41,516,695	Dali Foods Group Co., Ltd.	25,065,798
7,801,470	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	18,014,288
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	8,342,673
1,039,485	Tencent Holdings, Ltd.	62,055,964
9,544,780	Uni-President China Holdings, Ltd.	9,059,875

		378,446,454

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	2,032,726

	France—13.4%
12,044,020	Bollore SA	69,587,789
307,025	Cie Generale des Etablissements Michelin	47,103,745
5,798,647	CNP Assurances	91,568,248
2,510,680	Rubis SCA	86,838,246
1,412,745	Safran SA	178,777,446
5,560,065	SCOR SE	160,189,910
1,527,083	Tarkett SA(a)	35,929,420
4,019,785	TotalEnergies SE	192,237,031

		862,231,835

	Germany—8.9%
1,300,155	BASF SE	98,616,168
2,276,215	Fresenius SE & Co., KGaA	109,007,875
1,682,955	Henkel AG & Co., KGaA	144,851,463
888,159	Krones AG	86,716,171
42,354	KSB SE & Co., KGaA	21,401,569
310,287	Muenchener Rueckversicherungs AG	84,711,659
643,887	Norma Group SE	27,112,396
13,178	Rheinmetall AG	1,287,872

		573,705,173

	Hong Kong—1.7%
7,421,500	CK Hutchison Holdings, Ltd.	49,509,794
26,265,000	Emperor Entertainment Hotel, Ltd.	2,901,595
5,542,142	Great Eagle Holdings, Ltd.	15,190,001
15,995,508	Hang Lung Group, Ltd.	37,286,213
59,000	Miramar Hotel & Investment	98,831
10,820,000	TAI Cheung Holdings, Ltd.	6,553,901

		111,540,335

	Italy—1.5%
4,365,000	SOL SpA	95,756,364

Shares		Value*

	Japan—2.3%
93,500	ADEKA Corp.	$2,095,732
3,935,936	Astellas Pharma, Inc.	64,619,223
1,001,300	Fuji Seal International, Inc.	21,552,236
57,600	Konishi Co., Ltd.	915,099
2,824,800	Kuraray Co., Ltd.	27,075,346
820,800	NGK Spark Plug Co., Ltd.	12,738,602
164,400	Nippon Kanzai Co., Ltd.	3,775,476
97,360	Okamoto Industries, Inc.	3,578,749
193,700	Shizuoka Gas Co., Ltd.	2,329,486
109,395	Taikisha, Ltd.	3,279,885
116,320	Transcosmos, Inc.	3,788,848
	Miscellaneous Security(c)	16,581

		145,765,263

	Mexico—2.0%
1,533,895	Coca-Cola FEMSA SA de CV, Sponsored ADR(d)	86,312,272
4,556,152	Industrias Bachoco SAB de CV, Class B	16,781,329
9,067,593	Megacable Holdings SAB de CV	27,757,352

		130,850,953

	Netherlands—3.3%
2,458,596	Heineken Holding NV	214,195,350

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	4,561,257

	Singapore—5.4%
7,990,400	DBS Group Holdings, Ltd.	177,082,331
8,983,400	United Overseas Bank, Ltd.	169,969,237

		347,051,568

	South Korea—1.5%
97,800	Hyundai Mobis Co., Ltd.	20,637,573
131,339	Kangnam Jevisco Co., Ltd.	2,902,332
750,531	LG Corp.	58,428,857
360,632	LX Holdings Corp.(a)	2,870,206
132,553	Samchully Co., Ltd.	10,837,103
	Miscellaneous Security(c)	527,024

		96,203,095

	Sweden—2.2%
661,300	Autoliv, Inc.	56,686,636
3,901,988	Trelleborg AB, Class B	82,891,631

		139,578,267

	Switzerland—13.4%
3,210	Bystronic AG	4,328,978
142,761	Coltene Holding AG, Registered	18,180,851
2,659,864	Nestlé SA, Registered	320,177,993
80	Neue Zuercher Zeitung AG(a)	574,583
805,437	Novartis AG, Registered	65,981,481
68,178	Phoenix Mecano AG(e)	32,600,597
581,341	Roche Holding AG	211,967,309
429,703	TX Group AG(a)	70,937,731
324,182	Zurich Insurance Group AG	132,436,723

		857,186,246

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

	United Kingdom—19.2%
6,453,675	Babcock International Group plc(a)	$32,198,038
16,699,941	BAE Systems plc	126,575,470
16,437,000	CNH Industrial NV	276,433,652
6,291,808	Diageo plc	304,832,704
8,418,226	GlaxoSmithKline plc	158,990,635
5,273,360	Inchcape plc	57,664,817
11,937,289	Johnson Service Group plc(a)	24,207,848
17,304,144	Lookers plc(a)	14,988,411
10,457,845	Tesco plc	35,640,707
1,178,920	Unilever plc	63,713,705
2,283,205	Unilever plc (Ordinary Shares)	123,696,144
16,292,379	Vertu Motors plc(a)	11,115,722
380,279	Vivo Energy plc	544,188

		1,230,602,041

	United States—12.5%
75,488	Alphabet, Inc., Class A(a)	201,818,678
60,045	Alphabet, Inc., Class C(a)	160,038,539
418	Berkshire Hathaway, Inc., Class A(a) .	171,956,418
1,472,945	Cisco Systems, Inc.	80,172,396
550,642	FMC Corp.	50,416,781
860,002	Johnson & Johnson	138,890,323

		803,293,135

TOTAL COMMON STOCKS (Cost $3,456,314,163)		6,096,976,553

PREFERRED STOCKS—0.5%

	Chile—0.3%
11,044,000	Embotelladora Andina SA, Class A	20,396,454

	Croatia—0.2%
166,388	Adris Grupa d.d.	10,633,795

TOTAL PREFERRED STOCKS (Cost $35,290,988)		31,030,249

Shares		Value*

REGISTERED INVESTMENT COMPANY—1.6%
104,463,225	Dreyfus Treasury Securities Cash Management—Institutional Shares 0.01%(f) (Cost $104,463,225)	$104,463,225

Face Value

U.S. TREASURY BILL—2.0%
$125,000,000	0.037%(g) due 10/14/2021(d) (Cost $124,998,352)	124,998,352

INVESTMENTS IN SECURITIES (Cost $3,721,066,728)	99.0%	6,357,468,379

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.3	84,327,867

OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(19,592,283)

NET ASSETS	100.0%	$6,422,203,963

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $543,605 represents 0.01% of the net assets of the Fund.
(d)	This position has been segregated to cover certain open forward contracts. At September 30, 2021, liquid assets totaling $211,310,624 have been segregated to cover such open forward contracts.
(e)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(f)	Rate disclosed is the 7-day yield at September 30, 2021.
(g)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Sector Diversification

September 30, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	15.4%
Insurance	10.0
Pharmaceuticals, Biotechnology & Life Sciences	10.0
Beverage	9.4
Food	8.5
Software & Services	8.0
Banks	6.7
Materials	4.7
Household & Personal Products	3.2
Retailing	3.2
Energy	3.0
Media	2.6
Automobiles & Components	2.1
Health Care Equipment & Services	2.0
Real Estate	1.8
Technology Hardware & Equipment	1.8
Utilities	1.6
Commercial Services & Supplies	0.9
Consumer Services	0.0 *
Tobacco	0.0 *

Total Common Stocks	94.9
Preferred Stocks	0.5
Registered Investment Company	1.6
U.S. Treasury Bill	2.0
Unrealized Appreciation on Forward Contracts	1.3
Other Assets and Liabilities (Net)	(0.3)

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

September 30, 2021 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2021 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
1,700,000,000	Japanese Yen	JPM	10/4/21	$15,407,315	$15,236,802	$(170,513)
2,200,000,000	Japanese Yen	JPM	11/19/21	19,951,174	19,724,475	(226,699)
240,000,000	Thai Baht	NTC	1/6/22	7,246,367	7,089,915	(156,452)
450,000,000	Thai Baht	JPM	4/28/22	13,546,056	13,287,353	(258,703)
400,000,000	Thai Baht	JPM	6/30/22	11,982,355	11,808,400	(173,955)
260,000,000	Thai Baht	BNY	7/1/22	7,791,126	7,675,434	(115,692)

TOTAL				$75,924,393	$74,822,379	$(1,102,014)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
24,000,000	Canadian Dollar	NTC	10/7/21	$(18,045,113)	$(18,944,437)	$(899,324)
50,000,000	Canadian Dollar	SSB	12/29/21	(38,965,573)	(39,471,087)	(505,514)
23,000,000	Canadian Dollar	NTC	3/18/22	(18,319,249)	(18,153,329)	165,920
30,000,000	Canadian Dollar	NTC	8/25/22	(23,696,776)	(23,650,598)	46,178
6,000,000,000	Chilean Peso	JPM	12/20/21	(8,198,962)	(7,332,219)	866,743
8,300,000,000	Chilean Peso	SSB	3/18/22	(11,629,536)	(10,066,341)	1,563,195
275,000,000	Chinese Yuan	SSB	11/30/21	(40,696,126)	(42,404,897)	(1,708,771)
200,000,000	Chinese Yuan	JPM	1/6/22	(29,998,050)	(30,749,436)	(751,386)
300,000,000	Chinese Yuan	BNY	1/7/22	(45,435,958)	(46,120,569)	(684,611)
400,000,000	Chinese Yuan	SSB	1/10/22	(60,829,101)	(61,479,752)	(650,651)
325,000,000	Chinese Yuan	JPM	1/14/22	(49,303,680)	(49,936,773)	(633,093)
550,000,000	Chinese Yuan	JPM	2/11/22	(83,010,849)	(84,324,919)	(1,314,070)
140,000,000	Chinese Yuan	JPM	5/26/22	(21,233,033)	(21,297,050)	(64,017)
200,000,000	Chinese Yuan	SSB	5/27/22	(30,318,189)	(30,422,124)	(103,935)
145,000,000	Chinese Yuan	SSB	7/12/22	(21,868,637)	(21,981,837)	(113,200)
75,000,000	European Union Euro	SSB	11/12/21	(89,366,100)	(86,992,987)	2,373,113
250,000,000	European Union Euro	SSB	11/22/21	(299,028,750)	(290,034,879)	8,993,871
100,000,000	European Union Euro	NTC	11/29/21	(119,361,400)	(116,032,600)	3,328,800
65,000,000	European Union Euro	SSB	11/29/21	(77,613,575)	(75,421,190)	2,192,385

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

September 30, 2021 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
50,000,000	European Union Euro	SSB	12/1/21	$(60,075,000)	$(58,018,042)	$2,056,958
100,000,000	European Union Euro	SSB	4/11/22	(118,364,200)	(116,380,870)	1,983,330
60,000,000	European Union Euro	BNY	5/10/22	(73,259,400)	(69,872,013)	3,387,387
50,000,000	European Union Euro	NTC	5/20/22	(60,842,750)	(58,239,185)	2,603,565
75,000,000	European Union Euro	BNY	5/24/22	(91,246,500)	(87,366,284)	3,880,216
75,000,000	European Union Euro	BNY	6/20/22	(91,964,250)	(87,416,990)	4,547,260
90,000,000	Great Britain Pound Sterling	JPM	7/11/22	(124,384,140)	(121,230,310)	3,153,830
75,000,000	Great Britain Pound Sterling	NTC	7/28/22	(102,143,250)	(101,010,242)	1,133,008
85,000,000	Great Britain Pound Sterling	NTC	8/8/22	(118,757,920)	(114,467,265)	4,290,655
80,000,000	Great Britain Pound Sterling	NTC	9/9/22	(110,466,400)	(107,703,765)	2,762,635
70,000,000	Great Britain Pound Sterling	JPM	9/26/22	(96,320,700)	(94,225,562)	2,095,138
145,000,000	Hong Kong Dollar	BNY	3/18/22	(18,684,751)	(18,632,761)	51,990
250,000,000	Hong Kong Dollar	SSB	4/22/22	(32,198,736)	(32,126,521)	72,215
300,000,000	Hong Kong Dollar	NTC	4/28/22	(38,648,090)	(38,551,972)	96,118
75,000,000	Hong Kong Dollar	NTC	6/10/22	(9,669,060)	(9,638,255)	30,805
200,000,000	Hong Kong Dollar	BNY	8/29/22	(25,680,930)	(25,703,315)	(22,385)
1,700,000,000	Japanese Yen	JPM	10/4/21	(16,093,958)	(15,236,802)	857,156
3,000,000,000	Japanese Yen	JPM	11/19/21	(28,240,610)	(26,897,012)	1,343,598
3,000,000,000	Japanese Yen	JPM	2/10/22	(28,304,611)	(26,924,696)	1,379,915
3,500,000,000	Japanese Yen	JPM	3/3/22	(33,325,938)	(31,417,653)	1,908,285
3,000,000,000	Japanese Yen	BNY	3/23/22	(28,865,583)	(26,933,913)	1,931,670
216,000,000	Mexican Peso	BNY	3/18/22	(10,032,420)	(10,256,028)	(223,608)
450,000,000	Mexican Peso	BNY	3/30/22	(20,858,828)	(21,328,764)	(469,936)
110,000,000	Mexican Peso	NTC	4/11/22	(5,143,432)	(5,203,395)	(59,963)
210,000,000	Mexican Peso	BNY	5/10/22	(9,975,252)	(9,886,542)	88,710
100,000,000	Mexican Peso	JPM	5/26/22	(4,815,448)	(4,695,564)	119,884
260,000,000	Mexican Peso	NTC	8/25/22	(12,291,110)	(12,029,531)	261,579
185,000,000	Philippine Peso	JPM	11/3/21	(3,763,605)	(3,622,362)	141,243
53,500,000	Philippine Peso	SSB	3/18/22	(1,076,892)	(1,042,028)	34,864
70,000,000	Singapore Dollar	JPM	12/20/21	(52,665,237)	(51,552,376)	1,112,861
53,000,000	Singapore Dollar	SSB	1/6/22	(40,055,897)	(39,031,155)	1,024,742
14,000,000	Singapore Dollar	SSB	3/14/22	(10,496,326)	(10,308,879)	187,447
25,000,000	Singapore Dollar	NTC	4/11/22	(18,561,209)	(18,407,782)	153,427
90,000,000	Singapore Dollar	JPM	5/20/22	(67,410,681)	(66,263,293)	1,147,388
85,000,000	Singapore Dollar	SSB	6/20/22	(64,099,180)	(62,578,455)	1,520,725
55,000,000	Singapore Dollar	JPM	6/30/22	(40,820,871)	(40,491,202)	329,669
60,000,000	Singapore Dollar	NTC	8/12/22	(44,368,525)	(44,168,752)	199,773
60,000,000,000	South Korean Won	SSB	3/14/22	(53,179,703)	(50,570,842)	2,608,861
36,000,000,000	South Korean Won	JPM	5/10/22	(32,438,277)	(30,321,147)	2,117,130
120,000,000	Swedish Krona	NTC	2/11/22	(14,318,186)	(13,736,361)	581,825
130,000,000	Swedish Krona	BNY	3/7/22	(15,512,010)	(14,883,492)	628,518
120,000,000	Swedish Krona	SSB	4/22/22	(14,254,617)	(13,742,823)	511,794
150,000,000	Swedish Krona	SSB	8/25/22	(17,191,386)	(17,192,520)	(1,134)
115,000,000	Swedish Krona	BNY	9/15/22	(13,392,181)	(13,182,736)	209,445
130,000,000	Swiss Franc	BNY	11/29/21	(143,948,621)	(139,570,338)	4,378,283
130,000,000	Swiss Franc	SSB	12/1/21	(144,696,860)	(139,574,829)	5,122,031
100,000,000	Swiss Franc	JPM	12/27/21	(114,213,923)	(107,455,144)	6,758,779
20,000,000	Swiss Franc	JPM	1/14/22	(22,890,733)	(21,501,364)	1,389,369
50,000,000	Swiss Franc	NTC	4/11/22	(53,637,134)	(53,871,784)	(234,650)
35,000,000	Swiss Franc	NTC	5/10/22	(38,875,714)	(37,738,800)	1,136,914
240,000,000	Thai Baht	NTC	1/6/22	(7,974,614)	(7,089,915)	884,699
450,000,000	Thai Baht	JPM	4/28/22	(14,265,335)	(13,287,353)	977,982
400,000,000	Thai Baht	JPM	6/30/22	(12,500,000)	(11,808,400)	691,600
260,000,000	Thai Baht	BNY	7/1/22	(8,130,081)	(7,675,433)	454,648

TOTAL				$(3,522,309,722)	$(3,436,879,841)	$85,429,881

Unrealized Appreciation on Forward Contracts (Net)						$84,327,867

* See Note 2 in Notes to Financial Statements.

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

COMMON STOCKS—95.4%

	Canada—0.8%
3,500	E-L Financial Corp., Ltd.	$2,583,151
9,080	Lassonde Industries, Inc., Class A	1,302,099

		3,885,250

	China—6.5%
1,232,000	A-Living Smart City Services Co., Ltd.	4,375,117
495,040	Alibaba Group Holding, Ltd.(a)	9,165,141
340,680	Baidu, Inc., Class A(a)	6,550,794
6,681,815	Dali Foods Group Co., Ltd.	4,034,161
578,670	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	1,336,200
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	460,986
87,160	Tencent Holdings, Ltd.	5,203,344
1,173,000	Times Neighborhood Holdings, Ltd.	601,499
2,729,475	Uni-President China Holdings, Ltd.	2,590,809

		34,318,051

	France—15.7%
18,974	Alten SA	2,777,881
1,410,755	Bollore SA	8,151,043
32,355	Cie Generale des Etablissements Michelin	4,963,901
455,670	CNP Assurances	7,195,627
229,775	Rubis SCA	7,947,352
128,602	Safran SA	16,274,089
382,960	SCOR SE	11,033,383
517,117	Tarkett SA(a)	12,166,800
250,808	TotalEnergies SE	11,994,319

		82,504,395

	Germany—9.5%
200,055	BASF SE	15,174,081
226,525	Fresenius SE & Co., KGaA	10,848,276
52,550	Henkel AG & Co., KGaA	4,522,964
89,671	Krones AG	8,755,106
13,543	Muenchener Rueckversicherungs AG	3,697,383
95,262	Norma Group SE	4,011,233
29,235	Rheinmetall AG	2,857,106

		49,866,149

	Hong Kong—1.9%
1,663,100	Chow Sang Sang Holdings International, Ltd.	2,481,130
621,500	CK Hutchison Holdings, Ltd.	4,146,108
4,870,000	Emperor Entertainment Hotel, Ltd.	538,008
734,000	Hang Lung Group, Ltd.	1,710,985
109,796	Miramar Hotel & Investment	183,918
1,580,000	TAI Cheung Holdings, Ltd.	957,039

		10,017,188

	Italy—0.3%
66,455	SOL SpA	1,457,844

Shares		Value*

	Japan—5.1%
166,700	ADEKA Corp.	$3,736,456
445,200	Astellas Pharma, Inc.	7,309,183
111,200	Fuji Seal International, Inc.	2,393,497
6,000	Fukuda Denshi Co., Ltd.	523,027
111,630	Inaba Denki Sangyo Co., Ltd.	2,710,562
20,600	Kamigumi Co., Ltd.	430,643
88,700	Konishi Co., Ltd.	1,409,188
216,400	Kuraray Co., Ltd.	2,074,166
33,045	Okamoto Industries, Inc.	1,214,665
67,300	Shizuoka Gas Co., Ltd.	809,367
44,060	Taikisha, Ltd.	1,321,009
47,965	Transcosmos, Inc.	1,562,346
	Miscellaneous Security(b)	1,283,886

		26,777,995

	Mexico—3.1%
120,800	Coca-Cola FEMSA SA de CV, Sponsored ADR	6,797,416
377,277	Industrias Bachoco SAB de CV, Class B	1,389,596
2,625,871	Megacable Holdings SAB de CV	8,038,211

		16,225,223

	Netherlands—1.9%
37,400	Heineken NV	3,905,641
71,375	Heineken Holding NV	6,218,262

		10,123,903

	Philippines—0.3%
6,997,100	Alliance Global Group, Inc.	1,411,630

	Singapore—3.6%
467,100	DBS Group Holdings, Ltd.	10,351,817
461,100	United Overseas Bank, Ltd.	8,724,182

		19,075,999

	South Korea—2.7%
132,823	Hankook & Co., Ltd.	1,767,279
17,345	Hyundai Mobis Co., Ltd.	3,660,110
37,361	Kangnam Jevisco Co., Ltd.	825,604
68,284	LG Corp.	5,315,911
26,877	LX Holdings Corp.(a)	213,909
13,800	Samchully Co., Ltd.	1,128,243
	Miscellaneous Security(b)	1,321,101

		14,232,157

	Sweden—1.9%
38,380	Autoliv, Inc.	3,289,934
323,568	Trelleborg AB, Class B	6,873,696

		10,163,630

	Switzerland—11.1%
967	Bystronic AG	1,304,088
135,665	Nestlé SA, Registered	16,330,514
69,216	Novartis AG, Registered	5,670,182
5,015	Phoenix Mecano AG	2,398,017
45,290	Roche Holding AG	16,513,543
25,789	TX Group AG(a)	4,257,390
28,434	Zurich Insurance Group AG	11,616,023

		58,089,757

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

	Thailand—0.8%
1,220,100	Bangkok Bank Public Co., Ltd., NVDR	$4,164,097

	United Kingdom—19.9%
830,013	Babcock International Group plc(a)	4,141,019
1,165,123	BAE Systems plc	8,830,929
1,502,960	CNH Industrial NV	25,276,433
352,603	Diageo plc	17,083,313
618,690	GlaxoSmithKline plc	11,684,875
1,075,730	Inchcape plc	11,763,235
1,504,280	Johnson Service Group plc(a)	3,050,557
744,541	Lookers plc(a)	644,902
1,146,153	Standard Chartered plc	6,704,882
809,785	Tesco plc	2,759,776
179,337	Unilever plc	9,692,112
2,741,248	Vertu Motors plc(a)	1,870,258
924,116	Vivo Energy plc	1,322,431

		104,824,722

	United States—10.3%
7,345	AutoZone, Inc.(a)	12,471,736
41,700	Berkshire Hathaway, Inc., Class B(a)	11,381,598
212,500	Cisco Systems, Inc.	11,566,375
56,475	FMC Corp.	5,170,851
78,600	Johnson & Johnson	12,693,900
14,700	Phillips 66	1,029,441

		54,313,901

TOTAL COMMON STOCKS (Cost $400,844,113)		501,451,891

PREFERRED STOCKS—0.6%

	Chile—0.3%
940,000	Embotelladora Andina SA, Class A	1,736,025

	Germany—0.3%
29,000	Jungheinrich AG	1,345,561
648	KSB AG	278,621

		1,624,182

TOTAL PREFERRED STOCKS (Cost $3,455,379)		3,360,207

Shares		Value*

REGISTERED INVESTMENT COMPANY—4.6%
24,207,531	Dreyfus Government Securities Cash Management–Institutional Shares 0.01%(c) (Cost $24,207,532)	$24,207,532

INVESTMENTS IN SECURITIES (Cost $428,507,024)	100.6%	529,019,630

OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(3,202,651)

NET ASSETS	100.0%	$525,816,979

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $2,604,987 represents 0.5% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at September 30, 2021.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Sector Diversification

September 30, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	19.9%
Pharmaceuticals, Biotechnology & Life Sciences	10.2
Insurance	9.0
Retailing	7.1
Beverage	6.5
Materials	6.4
Banks	5.7
Food	5.6
Media	3.9
Software & Services	3.1
Household & Personal Products	2.7
Technology Hardware & Equipment	2.6
Energy	2.5
Automobiles & Components	2.3
Health Care Equipment & Services	2.2
Utilities	1.9
Real Estate	1.4
Commercial Services & Supplies	1.4
Consumer Durables & Apparel	0.5
Diversified Financials	0.3
Consumer Services	0.1
Transportation	0.1

Total Common Stocks	95.4
Preferred Stocks	0.6
Registered Investment Company	4.6
Other Assets and Liabilities (Net)	(0.6)

Net Assets	100.0%

Portfolio Composition

September 30, 2021 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

COMMON STOCKS—95.4%

	Canada—0.3%
8,205	Lassonde Industries, Inc., Class A	$1,176,621

	China—6.0%
957,750	A-Living Smart City Services Co., Ltd.	3,401,192
426,560	Alibaba Group Holding, Ltd.(a)	7,897,307
231,680	Baidu, Inc., Class A(a)	4,454,878
3,283,500	Dali Foods Group Co., Ltd.	1,982,420
419,200	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	967,970
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	446,063
72,095	Tencent Holdings, Ltd.	4,303,982
2,349,905	Uni-President China Holdings, Ltd.	2,230,522

		25,684,334

	France—10.8%
804,778	Bollore SA	4,649,836
341,035	CNP Assurances	5,385,390
184,410	Rubis SCA	6,378,288
66,120	Safran SA	8,367,232
235,186	SCOR SE	6,775,897
150,328	Tarkett SA(a)	3,536,938
236,380	TotalEnergies SE	11,304,333

		46,397,914

	Germany—7.5%
70,927	BASF SE	5,379,781
195,680	Fresenius SE & Co., KGaA	9,371,110
84,400	Henkel AG & Co., KGaA	7,264,284
47,578	Krones AG	4,645,319
76,131	Norma Group SE	3,205,677
23,478	Rheinmetall AG	2,294,480

		32,160,651

	Hong Kong—1.1%
1,046,000	Chow Sang Sang Holdings International, Ltd.	1,560,497
476,000	CK Hutchison Holdings, Ltd.	3,175,458

		4,735,955

	Japan—2.9%
265,300	Astellas Pharma, Inc.	4,355,630
41,700	Fuji Seal International, Inc.	897,561
36,595	Inaba Denki Sangyo Co., Ltd.	888,588
191,400	Kuraray Co., Ltd.	1,834,545
28,005	Okamoto Industries, Inc.	1,029,405
34,620	Taikisha, Ltd.	1,037,978
38,880	Transcosmos, Inc.	1,266,424
	Miscellaneous Security(b)	1,092,022

		12,402,153

	Mexico—2.3%
89,265	Coca-Cola FEMSA SA de CV, Sponsored ADR(c)	5,022,942
303,145	Industrias Bachoco SAB de CV, Class B	1,116,551
1,222,747	Megacable Holdings SAB de CV	3,743,024

		9,882,517

Shares		Value*

	Netherlands—2.6%
128,033	Heineken Holding NV	$11,154,363

	Philippines—0.3%
6,542,900	Alliance Global Group, Inc.	1,319,997

	Singapore—2.4%
550,917	United Overseas Bank, Ltd.	10,423,553

	South Korea—1.3%
51,778	LG Corp.	4,030,918
25,109	LX Holdings Corp.(a)	199,838
	Miscellaneous Security(b)	1,063,699

		5,294,455

	Sweden—2.0%
33,021	Autoliv, Inc.	2,830,560
271,905	Trelleborg AB, Class B	5,776,197

		8,606,757

	Switzerland—8.5%
907	Bystronic AG	1,223,173
118,780	Nestlé SA, Sponsored ADR	14,278,544
50,749	Novartis AG, Registered	4,157,363
35,023	Roche Holding AG	12,770,011
9,737	Zurich Insurance Group AG	3,977,816

		36,406,907

	United Kingdom—13.0%
610,810	BAE Systems plc	4,629,571
891,670	CNH Industrial NV	14,995,899
67,020	Diageo plc, Sponsored ADR	12,934,860
343,309	GlaxoSmithKline plc	6,483,898
282,425	Inchcape plc	3,088,351
723,592	Johnson Service Group plc(a)	1,467,385
205,900	Unilever plc, Sponsored ADR	11,163,898
774,477	Vivo Energy plc	1,108,294

		55,872,156

	United States—34.4%
46,230	3M Co.	8,109,667
6,150	Alphabet, Inc., Class A(a)	16,442,148
3,235	Alphabet, Inc., Class C(a)	8,622,278
8,745	AutoZone, Inc.(a)	14,848,923
76,760	Bank of America Corp.	3,258,462
123,625	Bank of New York Mellon Corp./The	6,408,720
60	Berkshire Hathaway, Inc., Class A(a)	24,682,739
15,785	Carlisle Cos., Inc.	3,137,900
79,420	Cisco Systems, Inc.	4,322,831
140,841	Comcast Corp., Class A	7,877,237
12,989	Concentrix Corp.(a)	2,299,053
107,535	Enterprise Products Partners LP	2,327,057
45,731	FMC Corp.	4,187,130
125,210	Fox Corp., Class B	4,647,795
37,720	Intel Corp.	2,009,722
71,953	Johnson & Johnson	11,620,410
36,548	National Western Life Group, Inc., Class A	7,696,643

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

	United States (continued)
50,625	Truist Financial Corp.	$2,969,156
263,163	Wells Fargo & Co.	12,213,395

		147,681,266

TOTAL COMMON STOCKS (Cost $228,568,900)		409,199,599

PREFERRED STOCK—0.2%

	Chile—0.2%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	908,643

REGISTERED INVESTMENT COMPANY—1.5%
6,362,902	Dreyfus Government Securities Cash Management–Institutional Shares 0.01%(d) (Cost $6,362,902)	6,362,902

Face Value		Value*

U.S. TREASURY BILL—2.3%
$10,000,000	0.030%(e) due 12/02/2021(c) (Cost $9,999,483)	$9,999,483

INVESTMENTS IN SECURITIES (Cost $245,849,661)	99.4%	426,470,627

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.0	4,218,185

OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(1,664,580)

NET ASSETS	100.0%	$429,024,232

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $2,155,721 represents 0.50% of the net assets of the Fund.
(c)	This position has been segregated to cover certain open forward contracts. At September 30, 2021, liquid assets totaling $15,022,425 have been segregated to cover such open forward contracts.
(d)	Rate disclosed is the 7-day yield at September 30, 2021.
(e)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

Sector Diversification

September 30, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	17.0%
Insurance	11.3
Pharmaceuticals, Biotechnology & Life Sciences	9.2
Software & Services	8.7
Food	7.7
Beverage	6.8
Banks	6.7
Retailing	6.3
Media	4.9
Energy	3.2
Materials	3.1
Health Care Equipment & Services	2.2
Household & Personal Products	1.7
Diversified Financials	1.5
Utilities	1.5
Technology Hardware & Equipment	1.0
Real Estate	0.8
Automobiles & Components	0.6
Semiconductors & Semiconductor Equipment	0.5
Consumer Durables & Apparel	0.4
Commercial Services & Supplies	0.3

Total Common Stocks	95.4
Preferred Stock	0.2
Registered Investment Company	1.5
U.S. Treasury Bill	2.3
Unrealized Appreciation on Forward Contracts	1.0
Other Assets and Liabilities (Net)	(0.4)

Net Assets	100.0%

Portfolio Composition

September 30, 2021 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

September 30, 2021 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/21*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
210,000,000	Japanese Yen	JPM	11/19/21	$2,013,902	$1,882,791	$(131,111)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
1,400,000	Canadian Dollar	SSB	1/4/22	(1,096,831)	(1,105,180)	(8,349)
700,000,000	Chilean Peso	SSB	7/28/22	(912,409)	(838,194)	74,215
26,650,000	Chinese Yuan	JPM	1/6/22	(3,997,240)	(4,097,362)	(100,122)
45,000,000	Chinese Yuan	BNY	1/7/22	(6,815,394)	(6,918,085)	(102,691)
20,000,000	Chinese Yuan	SSB	1/10/22	(3,041,455)	(3,073,988)	(32,533)
22,500,000	Chinese Yuan	JPM	2/11/22	(3,395,898)	(3,449,656)	(53,758)
10,000,000	Chinese Yuan	BNY	3/18/22	(1,502,600)	(1,529,031)	(26,431)
18,900,000	Chinese Yuan	SSB	5/27/22	(2,865,069)	(2,874,891)	(9,822)
3,500,000	European Union Euro	NTC	10/15/21	(4,148,536)	(4,057,471)	91,065
7,000,000	European Union Euro	NTC	3/30/22	(8,376,200)	(8,144,563)	231,637
7,000,000	European Union Euro	BNY	5/10/22	(8,546,930)	(8,151,735)	395,195
16,000,000	European Union Euro	BNY	5/16/22	(19,436,320)	(18,634,938)	801,382
7,000,000	European Union Euro	BNY	6/20/22	(8,583,330)	(8,158,919)	424,411
7,000,000	Great Britain Pound Sterling	SSB	1/6/22	(9,542,288)	(9,440,800)	101,488
7,000,000	Great Britain Pound Sterling	JPM	7/11/22	(9,674,322)	(9,429,024)	245,298
4,000,000	Great Britain Pound Sterling	NTC	7/28/22	(5,447,640)	(5,387,213)	60,427
5,000,000	Hong Kong Dollar	SSB	4/22/22	(643,975)	(642,530)	1,445
9,000,000	Hong Kong Dollar	NTC	6/10/22	(1,160,287)	(1,156,591)	3,696
9,700,000	Hong Kong Dollar	NTC	8/8/22	(1,248,568)	(1,246,594)	1,974
15,000,000	Hong Kong Dollar	BNY	8/29/22	(1,926,070)	(1,927,749)	(1,679)
350,000,000	Japanese Yen	JPM	11/19/21	(3,294,738)	(3,137,985)	156,753
160,000,000	Japanese Yen	SSB	12/27/21	(1,512,859)	(1,435,380)	77,479
310,000,000	Japanese Yen	JPM	2/10/22	(2,924,810)	(2,782,219)	142,591
165,000,000	Japanese Yen	SSB	2/2/23	(1,517,032)	(1,488,803)	28,229
22,000,000	Mexican Peso	BNY	3/18/22	(1,021,821)	(1,044,595)	(22,774)
50,000,000	Mexican Peso	JPM	5/26/22	(2,407,724)	(2,347,782)	59,942
20,000,000	Mexican Peso	BNY	7/1/22	(929,692)	(933,619)	(3,927)
50,000,000	Philippine Peso	JPM	11/3/21	(1,017,191)	(979,017)	38,174
20,000,000	Philippine Peso	SSB	3/18/22	(402,577)	(389,543)	13,034
10,000,000	Singapore Dollar	SSB	1/6/22	(7,557,716)	(7,364,369)	193,347
1,700,000	Singapore Dollar	NTC	3/18/22	(1,266,908)	(1,251,783)	15,125
1,800,000	Singapore Dollar	SSB	9/7/22	(1,337,049)	(1,325,000)	12,049
4,900,000,000	South Korean Won	JPM	3/4/22	(4,380,867)	(4,130,455)	250,412
1,100,000,000	South Korean Won	JPM	4/28/22	(981,267)	(926,618)	54,649
12,500,000	Swedish Krona	NTC	2/11/22	(1,491,478)	(1,430,871)	60,607
9,000,000	Swedish Krona	NTC	3/18/22	(1,067,806)	(1,030,473)	37,333
23,000,000	Swedish Krona	NTC	8/12/22	(2,678,623)	(2,635,963)	42,660
3,000,000	Swiss Franc	BNY	11/22/21	(3,328,895)	(3,220,188)	108,707
8,000,000	Swiss Franc	JPM	12/1/21	(8,901,400)	(8,589,220)	312,180
10,000,000	Swiss Franc	JPM	12/27/21	(11,421,392)	(10,745,514)	675,878

TOTAL				$(161,803,207)	$(157,453,911)	$4,349,296

Unrealized Appreciation on Forward Contracts (Net)						$4,218,185

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

Shares		Value*

COMMON STOCKS—97.4%

	China—2.4%
2,033,530	Dali Foods Group Co., Ltd	$1,227,749
976,845	Uni-President China Holdings, Ltd	927,218

		2,154,967

	Finland—1.9%
112,945	Kemira Oyj	1,734,592

	France—14.7%
4,327	Cie Generale des Etablissements Michelin	663,848
169,500	CNP Assurances	2,676,628
141,765	Orange SA	1,533,964
51,905	Rubis SCA	1,795,266
19,670	Safran SA	2,489,163
101,170	SCOR SE	2,914,788
44,294	Tarkett SA(a)	1,042,155

		13,115,812

	Germany—8.0%
43,500	BASF SE	3,299,455
50,695	Fresenius Medical Care AG & Co., KGaA, ADR	1,772,804
5,040	Muenchener Rueckversicherungs AG	1,375,974
4,385	Siemens AG	717,543

		7,165,776

	Hong Kong—3.3%
177,500	CK Hutchison Holdings, Ltd	1,184,126
407,000	Hang Lung Group, Ltd	948,734
15,465	Jardine Matheson Holdings, Ltd	817,453

		2,950,313

	Japan—4.5%
106,700	Astellas Pharma, Inc.	1,751,774
45,315	Inaba Denki Sangyo Co., Ltd	1,100,324
56,600	Kuraray Co., Ltd	542,504
35,785	Takasago Thermal Engineering Co., Ltd	675,435

		4,070,037

	Mexico—5.3%
37,735	Coca-Cola FEMSA SA de CV, Sponsored ADR	2,123,348
257,375	Industrias Bachoco SAB de CV, Class B	947,970
531,475	Megacable Holdings SAB de CV	1,626,930

		4,698,248

	Singapore—5.2%
104,655	DBS Group Holdings, Ltd	2,319,352
121,830	United Overseas Bank, Ltd	2,305,069

		4,624,421

	Sweden—3.7%
10,925	Autoliv, Inc.	936,491
109,875	Trelleborg AB, Class B	2,334,123

		3,270,614

Shares		Value*

	Switzerland—11.2%
38,530	Nestlé SA, Registered	$4,638,003
16,072	Novartis AG, Registered	1,316,620
7,230	Roche Holding AG	2,636,187
3,417	Zurich Insurance Group AG	1,395,933

		9,986,743

	United Kingdom—14.2%
240,980	BAE Systems plc	1,826,483
80,495	Diageo plc	3,899,914
142,165	GlaxoSmithKline plc	2,684,996
172,435	Inchcape plc	1,885,597
44,585	Unilever plc	2,409,557

		12,706,547

	United States—23.0%
14,975	3M Co.	2,626,914
41,145	Bank of America Corp.	1,746,605
9,625	Carlisle Cos., Inc.	1,913,354
43,456	Cisco Systems, Inc.	2,365,310
28,760	Enterprise Products Partners LP	622,366
22,120	Intel Corp.	1,178,554
13,405	Johnson & Johnson	2,164,908
12,795	Progressive Corp./The	1,156,540
30,645	Truist Financial Corp.	1,797,329
30,030	US Bancorp	1,784,983
60,286	Verizon Communications, Inc.	3,256,047

		20,612,910

TOTAL COMMON STOCKS (Cost $62,406,625)		87,090,980

REGISTERED INVESTMENT COMPANY—2.8%
2,486,658	Dreyfus Government Securities Cash Management–Institutional Shares 0.01%(b) (Cost $2,486,658)	2,486,658

INVESTMENTS IN SECURITIES (Cost $64,893,283)	100.2%	89,577,638

OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(146,224)

NET ASSETS	100.0%	$89,431,414

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at September 30, 2021.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

September 30, 2021 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	18.7%
Pharmaceuticals, Biotechnology & Life Sciences	11.8
Banks	11.1
Insurance	10.7
Food	8.7
Beverage	6.7
Materials.	6.2
Telecommunication Services	5.4
Household & Personal Products	2.7
Technology Hardware & Equipment	2.6
Retailing.	2.1
Utilities	2.0
Health Care Equipment & Services	2.0
Media	1.8
Automobiles & Components.	1.8
Semiconductors & Semiconductor Equipment	1.3
Real Estate	1.1
Energy	0.7

Total Common Stocks	97.4
Registered Investment Company	2.8
Other Assets and Liabilities (Net)	(0.2)

Net Assets	100.0%

Portfolio Composition

September 30, 2021 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2021 (Unaudited)

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,721,066,728	$428,507,024	$245,849,661	$64,893,283

Investments in securities of unaffiliated issuers, at value	$6,324,867,782	$529,019,630	$426,470,627	$89,577,638
Investments in securities of affiliated issuers, at value	32,600,597	—	—	—
Cash	66,682	5,056	4,077	—
Dividends and interest receivable	11,150,224	817,659	514,920	161,139
Recoverable foreign withholding taxes	25,727,112	1,728,506	1,172,432	713,928
Receivable for Fund shares sold	5,890,950	416,139	23,773	22,475
Unrealized appreciation on forward exchange contracts (Note 2)	93,870,129	—	4,711,382	—
Prepaid expense	237,210	18,943	16,192	5,223

Total Assets	$6,494,410,686	$532,005,933	$432,913,403	$90,480,403

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$9,542,262	$—	$493,197	$—
Payable for Fund shares redeemed	3,081,518	41,221	105,843	14,533
Payable for investment securities purchased	53,689,216	5,722,436	2,909,875	937,479
Investment advisory fee payable (Note 3)	4,070,798	345,088	279,251	58,645
Shareholder servicing and administration fees payable (Note 3)	311,260	19,925	17,449	5,673
Directors’ fees payable	10,825	378	346	216
Due to custodian	—	—	—	25
Accrued expenses and other payables	1,500,844	59,906	83,210	32,418

Total Liabilities	72,206,723	6,188,954	3,889,171	1,048,989

NET ASSETS	$6,422,203,963	$525,816,979	$429,024,232	$89,431,414

NET ASSETS consists of
Paid-in capital	3,233,740,531	436,294,032	198,939,501	48,961,718
Total distributable earnings	3,188,463,432	89,522,947	230,084,731	40,469,696

Total Net Assets	$6,422,203,963	$525,816,979	$429,024,232	$89,431,414

CAPITAL STOCK (common stock outstanding)	212,817,294	31,933,572	20,488,678	11,684,158

NET ASSET VALUE offering price per share	$30.18	$16.47	$20.94	$7.65

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $19,716,389, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six Months Ended September 30, 2021 (Unaudited)

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$131,493,751	$10,340,350	$6,976,257	$2,632,468
Less foreign withholding taxes	(14,687,987)	(1,319,424)	(794,998)	(300,603)
Interest	22,835	—	2,119	—

Total Investment Income	116,828,599	9,020,926	6,183,378	2,331,865

EXPENSES
Investment advisory fee (Note 3)	41,490,949	3,310,375	2,775,351	647,105
Transfer agent fees (Note 3)	1,320,147	40,854	92,547	28,579
Fund administration and accounting fees (Note 3)	770,581	67,389	57,561	18,389
Custodian fees (Note 3)	626,737	48,487	30,567	10,386
Legal and audit fees	436,869	37,275	33,278	10,452
Directors’ fees and expenses (Note 3)	385,606	30,039	25,288	6,049
Shareholder servicing and administration fees (Note 3)	209,114	13,099	11,472	3,816
Interest Expense	37,630	3,065	2,504	2,427
Other	412,460	54,614	46,727	40,698

Total expenses before waivers	45,690,093	3,604,897	3,075,295	767,901

Investment advisory fees waived (Note 3)	(1,399,755)	(69,681)	(111,442)	(74,968)

Net Expenses	44,290,338	3,535,216	2,963,853	692,933

NET INVESTMENT INCOME	72,538,261	5,485,710	3,219,525	1,638,932

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	178,156,793	(322,819)	24,494,226	10,907,665
Forward exchange contracts	(109,100,472)	—	(6,888,880)	—
Foreign currencies and net other assets	(506,850)	(5,030)	20,470	(13,822)

Net realized gain (loss)	68,549,471	(327,849)	17,625,816	10,893,843

Net unrealized appreciation (depreciation) of:
Securities(b)	(113,735,033)	(1,482,936)	(17,173,001)	(11,657,841)
Forward exchange contracts	143,547,122	—	8,240,205	—
Foreign currencies and net other assets	(170,036)	(34,595)	(25,758)	(21,220)

Net change in unrealized appreciation (depreciation)	29,642,053	(1,517,531)	(8,958,554)	(11,679,061)

NET REALIZED AND UNREALIZED GAIN	98,191,524	(1,845,380)	8,667,262	(785,218)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,729,785	$3,640,330	$11,886,787	$853,714

(a)	Dividend income and net realized gain on securities from affiliated issuers for International Value Fund were $486,741 and $0, respectively (Note 4).
(b)	Net unrealized depreciation from affiliated issuers for International Value Fund was $577,455 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Six Months Ended 9/30/2021 (Unaudited)	Year Ended 3/31/2021	Six Months Ended 9/30/2021 (Unaudited)	Year Ended 3/31/2021
INVESTMENT ACTIVITIES:

Net investment income	$72,538,261	$50,872,239	$5,485,710	$2,740,731

Net realized gain (loss)	68,549,471	458,693,937	(327,849)	(16,179,107)

Net change in unrealized appreciation (depreciation)	29,642,053	1,314,707,886	(1,517,531)	153,472,927

Net increase in net assets resulting from operations	170,729,785	1,824,274,062	3,640,330	140,034,551

DISTRIBUTIONS:

Distributions to shareholders	—	(57,684,545)	—	(4,397,957)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(167,971,674)	(1,338,105,300)	35,838,878	(24,131,172)

Net increase in net assets	2,758,111	428,484,217	39,479,208	111,505,422

NET ASSETS:

Beginning of period	6,419,445,852	5,990,961,635	486,337,771	374,832,349

End of period	$6,422,203,963	$6,419,445,852	$525,816,979	$486,337,771

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Six Months Ended 9/30/2021 (Unaudited)	Year Ended 3/31/2021	Six Months Ended 9/30/2021 (Unaudited)	Year Ended 3/31/2021
INVESTMENT ACTIVITIES:

Net investment income	$3,219,525	$2,269,067	$1,638,932	$2,015,268

Net realized gain	17,625,816	28,702,795	10,893,843	9,311,489

Net change in unrealized appreciation (depreciation)	(8,958,554)	86,167,750	(11,679,061)	20,839,394

Net increase in net assets resulting from operations	11,886,787	117,139,612	853,714	32,166,151

DISTRIBUTIONS:

Distributions to shareholders	—	(8,120,489)	(1,302,090)	(8,854,431)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(9,808,956)	(20,343,025)	(21,919,999)	(21,185,529)

Net increase (decrease) in net assets	2,077,831	88,676,098	(22,368,375)	2,126,191

NET ASSETS:

Beginning of period	426,946,401	338,270,303	111,799,789	109,673,598

End of period	$429,024,232	$426,946,401	$89,431,414	$111,799,789

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/21 (Unaudited)		Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
Net asset value, beginning of period/year	$29.41		$21.99		$26.91		$27.89	$26.74	$23.89

Income from investment operations:
Net investment income	0.34		0.23		0.43		0.45	0.25	0.32
Net realized and unrealized gain (loss) on investments	0.43		7.45		(4.82)		0.25	1.31	3.32

Total from investment operations	0.77		7.68		(4.39)		0.70	1.56	3.64

Distributions:
Dividends from net investment income	—		(0.26)		(0.45)		(0.39)	(0.31)	(0.29)
Distributions from net realized gains	—		—		(0.08)		(1.29)	(0.10)	(0.50)

Total distributions	—		(0.26)		(0.53)		(1.68)	(0.41)	(0.79)

Redemption fees	—		—		0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of period/year	$30.18		$29.41		$21.99		$26.91	$27.89	$26.74

Total return(b)	2.62%		34.89	%(c)	(16.66	)%(c)	3.11%	5.82%	15.49%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$6,422,204		$6,419,446		$5,990,962		$8,497,700	$9,672,272	$9,579,670
Ratio of operating expenses to average net assets	1.33	%(d)	1.37%		1.36%		1.36%	1.36%	1.38%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.38	%(d)	1.38%		1.36%		1.36%	1.36%	1.38%
Ratio of net investment income to average net assets	2.19	%(d)	0.83%		1.50%		1.53%	0.91%	1.25%
Portfolio turnover rate	5%		11%		9%		6%	5%	3%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

(d)	Annualized.

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/21 (Unaudited)		Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
Net asset value, beginning of period/year	$16.30		$11.66		$15.10		$15.61	$14.10	$12.88

Income from investment operations:
Net investment income	0.17		0.09		0.21		0.22	0.14	0.21
Net realized and unrealized gain (loss) on investments	0.00	(a)	4.69		(3.31)		(0.54)	1.56	1.21

Total from investment operations	0.17		4.78		(3.10)		(0.32)	1.70	1.42

Distributions:
Dividends from net investment income	—		(0.10)		(0.23)		(0.19)	(0.19)	(0.20)
Distributions from net realized gains	—		(0.04)		(0.11)		—	—	—

Total distributions	—		(0.14)		(0.34)		(0.19)	(0.19)	(0.20)

Redemption fees	—		—		0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of period/year	$16.47		$16.30		$11.66		$15.10	$15.61	$14.10

Total return(b)	1.04%		40.87	%(c)	(20.94	)%(c)	(1.91)%	12.08%	11.17%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$525,817		$486,338		$374,832		$487,298	$378,197	$353,618
Ratio of operating expenses to average net assets	1.33	%(d)	1.37%		1.36%		1.35%	1.36%	1.40%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.36	%(d)	1.37%		1.36%		1.35%	1.37%	1.40%
Ratio of net investment income to average net assets	2.07	%(d)	0.66%		1.40%		1.51%	0.93%	1.51%
Portfolio turnover rate	1%		25%		11%		2%	6%	4%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

(d)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/21 (Unaudited)		Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17
Net asset value, beginning of period/year	$ 20.38		$ 15.34	$ 19.62	$ 23.20	$ 21.78	$ 19.51

Income from investment operations:
Net investment income	0.16		0.11	0.19	0.24	0.16	0.20
Net realized and unrealized gain (loss) on investments	0.40		5.31	(3.38)	0.54	1.64	2.99

Total from investment operations	0.56		5.42	(3.19)	0.78	1.80	3.19

Distributions:
Dividends from net investment income	—		(0.12)	(0.20)	(0.24)	(0.19)	(0.19)
Distributions from net realized gains	—		(0.26)	(0.89)	(4.12)	(0.19)	(0.73)

Total distributions	—		(0.38)	(1.09)	(4.36)	(0.38)	(0.92)

Net asset value, end of period/year	$ 20.94		$ 20.38	$ 15.34	$ 19.62	$ 23.20	$ 21.78

Total return(a)	2.75%		35.58%	(17.47)%	5.41%	8.19%	16.57%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$ 429,024		$426,946	$338,270	$453,275	$534,019	$576,732
Ratio of operating expenses to average net assets	1.33	%(b)	1.37%	1.36%	1.36%	1.36%	1.38%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.39	%(b)	1.40%	1.38%	1.37%	1.37%	1.38%
Ratio of net investment income to average net assets	1.45	%(b)	0.59%	0.93%	0.96%	0.61%	0.97%
Portfolio turnover rate	8%		18%	12%	9%	6%	8%

(a)	Total return represents aggregate total return for the periods indicated.
(b)	Annualized.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/21 (Unaudited)		Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19		Year Ended 3/31/18		Year Ended 3/31/17
Net asset value, beginning of period/year	$ 7.76		$ 6.30	$ 8.51	$ 10.23		$ 9.47		$ 8.75

Income from investment operations:
Net investment income (loss)	0.14		0.14	0.20	0.24		0.17		0.23
Net realized and unrealized gain (loss) on investments	(0.14)		1.94	(1.43)	(0.15)		1.10		0.87

Total from investment operations	—		2.08	(1.23)	0.09		1.27		1.10

Distributions:
Dividends from net investment income	(0.11)		(0.14)	(0.19)	(0.26)		(0.18)		(0.23)
Distributions from net realized gains	—		(0.48)	(0.79)	(1.55)		(0.33)		(0.15)

Total distributions	(0.11)		(0.62)	(0.98)	(1.81)		(0.51)		(0.38)

Redemption fees	—		—	—	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value, end of period/year	$ 7.65		$ 7.76	$ 6.30	$ 8.51		$ 10.23		$ 9.47

Total return(b)	(0.09)%		33.80%	(17.06)%	2.44	%(c)	13.58	%(c)	13.04%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$89,431		$111,800	$109,674	$175,608		$266,642		$296,107
Ratio of operating expenses to average net assets	1.33	%(d)(e)	1.37%	1.36%	1.36%		1.36%		1.38%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.48	%(d)	1.45%	1.42%	1.39%		1.37%		1.38%
Ratio of net investment income to average net assets	3.17	%(d)	1.82%	2.20%	2.24%		1.54%		2.43%
Portfolio turnover rate	9%		22%	7%	6%		5%		5%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

(d)	Annualized.
(e)	Excluding interest expense, net operating expenses would have been 1.33%

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited)

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), formerly, Tweedy, Browne Global Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), formerly, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93

International Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser. Investments in open-end mutual funds are valued at net asset value (NAV).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Notes to Financial Statements (Unaudited)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of September 30, 2021. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at September 30, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
China	$378,446,454	$43,080,086	$335,366,368	$—
Czech Republic	2,032,726	—	2,032,726	—
France	862,231,835	—	862,231,835	—
Germany	573,705,173	21,401,569	552,303,604	—
Hong Kong	111,540,335	3,000,426	108,539,909	—
Italy	95,756,364	—	95,756,364	—
Japan	145,765,263	—	145,765,263	—
Netherlands	214,195,350	—	214,195,350	—
Philippines	4,561,257	—	4,561,257	—
Singapore	347,051,568	—	347,051,568	—
South Korea	96,203,095	10,837,103	85,365,992	—
Sweden	139,578,267	56,686,636	82,891,631	—
Switzerland	857,186,246	89,693,165	767,493,081	—
United Kingdom	1,230,602,041	92,988,387	1,137,613,654	—
All Other Countries	1,038,120,579	1,038,120,579	—	—
Preferred Stocks	31,030,249	31,030,249	—	—
Registered Investment Company	104,463,225	104,463,225	—	—
U.S. Treasury Bill	124,998,352	—	124,998,352	—

Total Investments in Securities	6,357,468,379	1,491,301,425	4,866,166,954	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	93,870,129	—	93,870,129	—
Liability
Unrealized depreciation of forward exchange contracts	(9,542,262)	—	(9,542,262)	—

Total	$6,441,796,246	$1,491,301,425	$4,950,494,821	$—

International Value Fund II – Currency Unhedged	Total Value at September 30, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
China	$34,318,051	$5,370,361	$28,947,690	$—
France	82,504,395	—	82,504,395	—
Germany	49,866,149	—	49,866,149	—
Hong Kong	10,017,188	721,926	9,295,262	—
Italy	1,457,844	—	1,457,844	—
Japan	26,777,995	—	26,777,995	—
Netherlands	10,123,903	—	10,123,903	—
Philippines	1,411,630	—	1,411,630	—
Singapore	19,075,999	—	19,075,999	—
South Korea	14,232,157	1,128,243	13,103,914	—
Sweden	10,163,630	3,289,934	6,873,696	—
Switzerland	58,089,757	4,257,390	53,832,367	—
Thailand	4,164,097	—	4,164,097	—
United Kingdom	104,824,722	16,684,050	88,140,672	—
All Other Countries	74,424,374	74,424,374	—	—
Preferred Stocks
Chile	1,736,025	1,736,025	—	—
Germany	1,624,182	278,621	1,345,561	—
Registered Investment Company	24,207,532	24,207,532	—	—

Total	$529,019,630	$132,098,456	$396,921,174	$—

Notes to Financial Statements (Unaudited)

Value Fund	Total Value at September 30, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
China	$25,684,334	$2,950,390	$22,733,944	$—
France	46,397,914	—	46,397,914	—
Germany	32,160,651	—	32,160,651	—
Hong Kong	4,735,955	—	4,735,955	—
Japan	12,402,153	—	12,402,153	—
Netherlands	11,154,363	—	11,154,363	—
Philippines	1,319,997	—	1,319,997	—
Singapore	10,423,553	—	10,423,553	—
South Korea	5,294,455	—	5,294,455	—
Sweden	8,606,757	2,830,560	5,776,197	—
Switzerland	36,406,907	14,278,544	22,128,363	—
United Kingdom	55,872,156	28,654,494	27,217,662	—
All Other Countries	158,740,404	158,740,404	—	—
Preferred Stock	908,643	908,643	—	—
Registered Investment Company	6,362,902	6,362,902	—	—
U.S. Treasury Bill	9,999,483	—	9,999,483	—

Total Investments in Securities	426,470,627	214,725,937	211,744,690	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	4,711,382	—	4,711,382	—
Liability
Unrealized depreciation of forward exchange contracts	(493,197)	—	(493,197)	—

Total	$430,688,812	$214,725,937	$215,962,875	$—

Worldwide High Dividend Yield Value Fund	Total Value at September 30, 2021	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
China	$2,154,967	$1,227,749	$927,218	$—
Finland	1,734,592	—	1,734,592	—
France	13,115,812	—	13,115,812	—
Germany	7,165,776	1,772,804	5,392,972	—
Hong Kong	2,950,313	—	2,950,313	—
Japan	4,070,037	—	4,070,037	—
Singapore	4,624,421	—	4,624,421	—
Sweden	3,270,614	936,491	2,334,123	—
Switzerland	9,986,743	—	9,986,743	—
United Kingdom	12,706,547	1,885,597	10,820,950	—
All Other Countries	25,311,158	25,311,158	—	—
Registered Investment Company	2,486,658	2,486,658	—	—

Total	$89,577,638	$33,620,457	$55,957,181	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of

Notes to Financial Statements (Unaudited)

interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at September 30, 2021 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund.

Notes to Financial Statements (Unaudited)

Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2021, the Investment Adviser earned $41,490,949, $3,310,375, $2,775,351 and $647,105 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2022. For the six months ended September 30, 2021, the Investment Adviser waived $1,399,755 in fees from International Value Fund.

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31,

2022. For the six months ended September 30, 2021, the Investment Adviser waived and/or reimbursed $69,681, $111,442 and $74,968 in fees from International Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $130,000 annually, in quarterly increments of $32,500, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $26,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At September 30, 2021, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 9.6% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 34.5% of Value Fund’s outstanding shares; and two shareholders who collectively owned 18.0% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

Notes to Financial Statements (Unaudited)

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the six months ended September 30, 2021:

Shares Held at 3/31/21	Name of Issuer†	Value at 3/31/21	Purchase Cost	Sales Proceeds	Value at 9/30/21	Shares Held at 9/30/21	Dividend Income 4/1/21 to 9/30/21	Net Realized Gain Loss 4/1/21 9/30/21	Change in Net Unrealized Depreciation 4/1/21 9/30/21
68,178	Phoenix Mecano AG	$33,178,052	—	—	$32,600,597	68,178	$486,741	—	$(577,455)

†	Issuer country: Switzerland.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2021, are as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$316,355,560	$48,692,379	$34,691,041	$ 8,753,945
Sales	$355,797,612	$ 5,254,642	$39,512,827	$27,034,478

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Six Months Ended September 30, 2021		Year Ended March 31, 2021

International Value Fund	Shares	Amount	Shares	Amount
Sold	9,314,355	$286,898,028	26,120,514	$661,002,269
Reinvested	—	—	1,905,087	51,475,438
Redeemed	(14,782,838)	(454,869,702)	(82,160,023)	(2,050,583,007)
Net Decrease	(5,468,483)	$(167,971,674)	(54,134,422)	$(1,338,105,300)

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	2,896,173	$49,418,380	9,923,658	$138,555,658
Reinvested	—	—	230,542	3,481,184
Redeemed	(797,256)	(13,579,502)	(12,456,102)	(166,168,014)
Net Increase (Decrease)	2,098,917	$35,838,878	(2,301,902)	$(24,131,172)

Value Fund	Shares	Amount	Shares	Amount
Sold	126,981	$2,731,106	1,228,145	$21,208,718
Reinvested	—	—	416,787	7,760,578
Redeemed	(585,283)	(12,540,062)	(2,751,770)	(49,312,321)
Net Decrease	(458,302)	$(9,808,956)	(1,106,838)	$(20,343,025)

Notes to Financial Statements (Unaudited)

	Six Months Ended September 30, 2021		Year Ended March 31, 2021

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	253,214	$2,031,434	956,549	$6,795,622
Reinvested	160,838	1,273,840	1,205,081	8,695,565
Redeemed	(3,144,063)	(25,225,273)	(5,159,712)	(36,676,716)
Net Decrease	(2,730,011)	$(21,919,999)	(2,998,082)	$(21,185,529)

6. Income Tax Information

As of March 31, 2021, International Value Fund II – Currency Unhedged had a long-term capital loss carryforward of $16,316,845, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of this capital loss carryforward could be subject to limitations imposed by the Code related to share ownership changes.

As of September 30, 2021, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$3,721,066,728
International Value Fund II – Currency Unhedged	$428,507,024
Value Fund	$245,849,661
Worldwide High Dividend Yield Value Fund	$64,893,283

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at September 30, 2021 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Value Fund	$2,814,934,151	$(178,532,500)	$2,636,401,651
International Value Fund II – Currency Unhedged	129,761,348	(29,248,742)	100,512,606
Value Fund	190,263,133	(9,642,167)	180,620,966
Worldwide High Dividend Yield Value Fund	26,036,961	(1,352,606)	24,684,355

7. Foreign Securities and Other Risks

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt, increasing the risk of investing in the European financial markets.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching and could affect the value and liquidity of the Funds’ investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has developed into a global pandemic and has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 pandemic has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways, and the duration of this pandemic cannot be determined with certainty. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could have a significant impact on the Funds, including by impacting the Funds’ performance, net asset value, income, and/or operating results or the performance, income, operating results and viability of issuers in which each Fund invests.

Notes to Financial Statements (Unaudited)

8. Derivative Instruments

During the six months ended September 30, 2021, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at September 30, 2021, see the Portfolio of Investments.

The following summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the six months ended September 30, 2021:

	International Value Fund	Value Fund
Average Notional Amount	$(3,413,301,737)	$(159,795,269)
Notional Amount at September 30, 2021	$(3,446,385,329)	$(159,789,305)

The following table presents the value of derivatives held as of September 30, 2021, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$93,870,129	$4,711,382

Derivative	Liabilities Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$9,542,262	$493,197

The following table presents the effect of derivatives on the Statements of Operations for the six months ended September 30, 2021:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(109,100,472)	$(6,888,880)

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$143,547,122	$8,240,205

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of September 30, 2021:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
International Value Fund
BNY	$19,558,127	$1,516,232	$—	$18,041,895
JPM	26,390,570	3,592,436	3,130,000	19,668,134
NTC	17,675,901	1,350,389	—	16,325,512
SSB	30,245,531	3,083,205	4,333,248	22,829,078
Total	$93,870,129	$9,542,262	$7,463,248	$76,864,619

Value Fund
BNY	$1,729,695	$157,502	$—	$1,572,193
JPM	1,935,877	284,991	270,000	1,380,886
NTC	544,524	—	—	544,524
SSB	501,286	50,704	—	450,582
Total	$4,711,382	$493,197	$270,000	$3,948,185

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of September 30, 2021:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
International Value Fund
BNY	$1,516,232	$1,516,232	$ —	$ —
JPM	3,592,436	3,592,436	—	—
NTC	1,350,389	1,350,389	—	—
SSB	3,083,205	3,083,205	—	—
Total	$9,542,262	$9,542,262	$ —	$ —

Value Fund
BNY	$157,502	$157,502	$ —	$ —
JPM	284,991	284,991	—	—
NTC	—	—	—	—
SSB	50,704	50,704	—	—
Total	$493,197	$493,197	$ —	$ —

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

Notes to Financial Statements (Unaudited)

9. Committed Line of Credit

Effective May 27, 2021, the Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY Mellon (the “Credit Agreement”) that establishes a revolving credit facility of $50,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the daily One-Month LIBOR Rate plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through May 26, 2022.

During the period May 27, 2021 through September 30, 2021, the Worldwide High Dividend Yield Value Fund had loans outstanding for six calendar days at a weighted average interest rate and average dollar amount of borrowings on days a loan was outstanding of 1.35% and $10,000,000 respectively. No other Funds borrowed under the Credit Agreement during the period. As of September 30, 2021, there were no loans outstanding with respect to the Credit Agreement.

10. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of September 30, 2021, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $152.8 million, $90.2 million, $7.4 million and $7.3 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

4. Advisory Agreement

Approval of the Renewal of the Investment Advisory Agreement for Each Fund

On May 18, 2021, the Board of Directors (the “Board”) of Tweedy, Browne Fund Inc. (the “Company”), including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”) between Tweedy, Browne Company LLC (“Tweedy, Browne” or the “Adviser”) and the Company on behalf of the Tweedy, Browne Global Value Fund (the “Global Value Fund”), the Tweedy, Browne Value Fund (the “Value Fund”), the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) and the Tweedy, Browne Global Value Fund II – Currency Unhedged (the “Global Value Fund II”) (each a “Fund” and collectively, the “Funds”) for an additional one-year term. In considering whether to approve the continuation of the Advisory Agreements, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

A.	Information Received

In considering whether to approve the renewal of the Advisory Agreements, the Board took into account the written materials, oral presentations and other information received throughout the year and carefully reviewed the specific materials provided in advance of the meeting, which included a Memorandum from independent legal counsel regarding the duties and standards of review in connection with the consideration of the continuation of the Advisory Agreements; a narrative discussion prepared by Tweedy, Browne describing factors relevant to the 2021 contract renewal process; comparative information regarding the performance, fees and expense ratios of the Funds (including breakpoint and expense limitation agreements); information for several of Tweedy, Browne’s managed account performance composites; a sample report illustrating Tweedy, Browne’s extensive research process; fact sheets and performance histories for each of the Funds since inception; fee schedules; a memorandum from Management Practice, Inc. (“Management Practice”), a third party that specializes in advising mutual fund boards of directors on fund pricing and performance metrics that had been engaged by the Independent Directors to provide independent information regarding, among other things, the Funds’ performance and fee arrangements relative to certain industry peers; memoranda and related information from Tweedy, Browne concerning Tweedy, Browne’s brokerage practices and best execution policy; a description of key personnel of Tweedy, Browne; a profitability analysis of Tweedy, Browne; a Statement of Financial Condition for Tweedy, Browne; the Form ADV of Tweedy, Browne; and copies of the Advisory Agreements. The Board also considered information regarding Tweedy, Browne’s business continuity planning and remote operation during the ongoing COVID-19 pandemic. The Board examined the detailed materials provided by Tweedy, Browne for its evaluation, and the Independent Directors were advised by Dechert LLP, their independent legal counsel, and met in executive session prior to and on the day of the meeting and during periodic executive sessions during the year at which no representatives of management were present with respect to these and other relevant matters.

B.	Nature, Extent and Quality of the Services Provided Under the Advisory Agreements

Among the factors considered by the Board as part of its review, the Board considered the nature, extent and quality of the services provided by Tweedy, Browne to the Funds. In examining Tweedy, Browne’s management of the Funds’ portfolios, the Board reviewed the narrative discussion provided by Tweedy, Browne, which includes a description of Tweedy, Browne’s fees, performance, research process and investment approach. The Board also considered comparative information regarding the Funds’ performance and fee structures relative to certain industry peers prepared by Management Practice.

Other Information (Unaudited)

The Board assessed the variety of services provided by Tweedy, Browne to the Funds, including: the experience, reputation and skills of Tweedy, Browne management and staff; the extensive shareholder communications provided by Tweedy, Browne; “behind the scenes” services, such as those provided by Tweedy, Browne’s order desk, which seeks best execution for transactions effected on behalf of the Funds; monitoring of the Funds’ service providers and the performance in certain instances of shadowing functions; implementing and monitoring, as appropriate, business continuity planning matters related to the Funds and their service providers; monitoring of information with respect to corporate reorganizations involving portfolio companies; preparing the Funds’ semi-annual and annual reports to shareholders and the accompanying Adviser’s letters; monitoring of aspects of transfer agency services on a daily basis; assisting brokers, consultants, financial advisors, intermediaries and third-party administrators with questions or problems of an operational nature; developing and enforcing procedures to monitor trading activity in the Funds; monitoring Schedule 13D-like filing requirements in the various foreign jurisdictions in which the Funds are currently invested; arranging for proxy voting of portfolio securities; qualifying the Funds as approved purchasers in certain foreign jurisdictions; where necessary, consulting with an outside accounting firm with respect to the proper treatment of corporate actions and accounting requirements; and actively monitoring and assessing valuation issues for the Funds. The Board noted the substantial personal investment by the members of the Adviser’s Investment Committee in the Funds, which may encourage an alignment of management’s interests with the interests of Fund shareholders. The Board also noted actions that have been or will be taken in the future by Tweedy, Browne to comply with various regulatory requirements, including consulting with outside accounting and law firms as needed in this regard.

In addition, the Board noted that Tweedy, Browne provides a variety of administrative services not otherwise provided by the Funds’ third-party service providers, including: overseeing elements of the calculation of the Funds’ net asset value; preparing Board reports; overseeing the preparation and submission of regulatory filings; overseeing and assisting in the annual audit of the Funds’ financial statements; maintaining the Funds’ website; assisting with the preparation and filing of the Funds’ tax returns; monitoring the registration of shares of the Funds under applicable federal and state securities laws; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; coordinating the approval, review and processing of payment of the Funds’ bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends; serving as the administrator of the Funds’ Liquidity Risk Management Program; communicating with the Funds’ shareholders with market commentary; participating in ongoing training and monitoring of BNY Mellon’s shareholder services representatives; and generally assisting each Fund in the conduct of its business. The Board also noted that certain officers and employees of Tweedy, Browne devote substantial time and effort to shareholder servicing efforts.

The Board discussed with management various issues relating to Tweedy, Browne’s ability to continue to provide high quality advisory and administrative services to the Funds, including staffing, succession, long-term planning and contingency planning at Tweedy, Browne. In particular, the Board noted that the members of Tweedy, Browne’s Management Committee (Jay Hill, Tom Shrager, Bob Wyckoff and John Spears) have worked at Tweedy, Browne for between 18 and 47 years, that several long-serving employees of Tweedy, Browne have recently been promoted to the position of managing director, and that Tweedy, Browne generally maintained a consistent management approach that was facilitated by the very low personnel turnover at the firm. The Board considered previous industry awards and nominations received by Tweedy, Browne. The Board discussed with management the efforts of Tweedy, Browne to establish and implement succession plans for management.

In considering Tweedy, Browne’s services in managing the Funds’ portfolios and overseeing all aspects of the Funds’ business, the Board concluded that Tweedy, Browne was providing essential services to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term.

C.	Investment Performance

The Board carefully scrutinized each Fund’s performance, both in absolute terms and relative to the various benchmarks against which the Funds were compared. To help evaluate each Fund’s relative peer performance, the Board considered the performance information as of February 28, 2021 contained in the Management Practice memorandum as well as the performance information prepared by Tweedy, Browne as of March 31, 2021. The Board weighed the performance each Fund achieved in light of each Fund’s investment objective, strategies and risks as disclosed to investors in the Company’s registration statement.

With respect to the Global Value Fund, the Board considered the Adviser’s analysis that the Fund, notwithstanding certain periods of disappointing performance, had exhibited excellent absolute and relative performance; that the Fund’s annualized rate of return was 8.83% (net of all fees and expenses) from its inception through March 31, 2021; and that the Fund’s annualized rate of return had exceeded the annualized returns of the MSCI EAFE Index (Hedged to U.S. $) by 2.44% and the MSCI

Other Information (Unaudited)

EAFE Index (in U.S. $) by 3.30% for that period.1 The Board took into account that the Global Value Fund has a policy to seek to hedge its perceived non-U.S. currency exposure, to the extent practicable, back to the U.S. dollar, and thus considered the Fund’s total returns against the returns of its primary benchmark, the MSCI EAFE Index (Hedged to U.S. $), noting that the Fund outperformed that index as of March 31, 2021 for the 15-year, 20-year and since inception periods. The Board also considered that the Global Value Fund had underperformed the MSCI EAFE Index (Hedged to U.S. $) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2021. The Board took into account that the Global Value Fund trailed the MSCI EAFE Index (Hedged to U.S. $) year-to-date through March 31, 2021 by 0.49% and outperformed the MSCI EAFE Index (in U.S.$) during the same period by 3.66%. The Board also noted that the Global Value Fund had outperformed the MSCI EAFE Index (Hedged to U.S. $) in 16 out of the last 27 calendar years. The Board considered Tweedy, Browne’s analysis that, over the long-term, the Global Value Fund had enjoyed favorable performance when compared to other funds in its peer group. In addition, the Board noted that for the past 3-year, 5-year and 10-year periods, the Global Value Fund has been categorized as “low risk” by Morningstar’s Risk Ratings, which means it is in the top 10% of funds within its category with respect to lowest measured risk.

The Board also observed that the Global Value Fund currently has a five star rating, which remains consistent with the Fund’s rating for the previous year. The Board took into account the fact that the Global Value Fund closed to new investors in May 2005 and reopened in January 2008 when Tweedy, Browne believed that the economic landscape provided new investment opportunities and would offer attractive discounts from intrinsic value estimates. The Board noted that in 2012, the Global Value Fund won The Street’s “Best Funds 2012” award winner in the category of International Core Stock.

The Board reviewed the Value Fund’s performance, including the Fund’s relative and absolute performance since its inception through March 31, 2021. The Board observed that the Fund’s annualized rate of return since its inception had been 8.03%, underperforming its primary benchmark, the MSCI World Index (Hedged to U.S. $) and a combined index of the S&P 500 Index and MSCI World Index (Hedged to U.S. $) (the “combined index”) by 0.20% and 0.94%,

1 Prior to 2004, information with respect to the MSCI EAFE Indexes was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted herein for the Global Value Fund reflect performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date.

respectively, during that period.2 The Board also considered that the Fund had underperformed the MSCI World Index (Hedged to U.S. $) in each of the 1-year, 3-year, 5-year, 10-year, 15-year, and 20-year periods ended March 31, 2021. The Board considered that the Fund outperformed the combined index year-to-date through March 31, 2021 by 1.56%.

The Board took into consideration the Adviser’s analysis that the Value Fund has exhibited good performance over the long-term and has withstood periods of relative underperformance. For example, the Board noted that in calendar year 2008, the Value Fund lost 24.37%, while the S&P 500 lost 37% and the MSCI World Index (Hedged to U.S. $) lost 38.45%. The Board noted that, during the bull market period from February 28, 2009 through December 31, 2019, the Fund returned 216%, versus the 306% return of the MSCI World Index (Hedged to U.S. $). The Board also noted that the Value Fund has been characterized as “Below Average” risk for the last 3-year and 5-year periods and “Low” risk for the 10-year period by Morningstar’s Risk Ratings. A risk score of “Below Average” ranks the Fund in the top 32.5% within the World Large Stock category, and a risk score of “Low” means it is in the top 10% of funds within Morningstar’s World Large Stock category in terms of low risk. The Board observed that the Fund has received a two star rating from Morningstar, down from the three star rating during the previous year. The Board further noted that the Fund had closed to new investors in May 2005 and reopened to new investors in May 2007 following a change in the Fund’s investment strategy to permit holding more non-U.S. stocks, which afforded Tweedy, Browne greater flexibility in managing the Fund. Lastly, the Board noted that the Fund’s ability to hold up so well on a relative basis in 2008 qualified Tweedy, Browne for the “Manager of the Year” nomination by Morningstar.

The Board reviewed the performance of the High Dividend Yield Value Fund, taking into account that the Fund commenced operations on September 5, 2007. The Board noted that since the High Dividend Yield Value Fund’s inception date, on a cumulative basis, the Fund has gained 79.05% versus a gain of 137.54% for the Fund’s index, the MSCI World Index (in U.S. $). The Board noted that the High Dividend Yield Value Fund had modestly outperformed the MSCI World High Dividend Yield Index (in U.S. $) since the Fund’s inception. The Board observed that the Fund

2 Prior to 2004, information with respect to the MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI World Indexes quoted herein for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

Other Information (Unaudited)

outperformed the MSCI World Index (in U.S. $) by 0.37% and lagged the MSCI World High Dividend Yield Index (in U.S. $) by 0.83% year-to-date through March 31, 2021. The Board then considered the long-term performance history of Tweedy, Browne’s Global High Dividend Strategy, which has been implemented by Tweedy, Browne since 1979 and on which the High Dividend Yield Value Fund’s investment strategy is based. Since its inception in 1979 through March 31, 2021, the Global High Dividend Strategy has compounded at an annualized rate of return of 11.38% (net of actual and hypothetical fees), which has slightly underperformed the combined S&P 500/MSCI World Index on an annualized basis over the period. The Board observed that Tweedy, Browne’s Global High Dividend Strategy has performed well in down market years, noting that the strategy had outperformed the S&P 500 in six out of seven down market years that have occurred since its inception. The Board noted that the Fund has a Morningstar risk score of “Below Average” for the 3-year, 5-year and 10-year periods ended March 31, 2021 and currently holds a two star rating from Morningstar. The Board also acknowledged the Adviser’s analysis of the Fund’s defensive characteristics.

The Board examined the performance of the Global Value Fund II, noting that the Fund commenced operations on October 26, 2009. The Board considered that the Global Value Fund II has performed well over the long-term on an absolute basis since its inception through March 31, 2021, gaining cumulative returns of 89.05%. The Board observed that the cumulative returns of the MSCI EAFE Index (in U.S. $) for the period had been 91.73%. The Board noted that the Fund’s annualized rate of return from inception through March 31, 2021 was 5.73% as compared to 5.86% for the MSCI EAFE Index (in U.S. $). The Board then reviewed the Fund’s performance and compared it with the performance of the Global Value Fund, which follows the same principal investment strategy as the Global Value Fund II except that it does not seek to reduce its perceived currency risk through hedging. The Board acknowledged that Tweedy, Browne’s unhedged international separate accounts (the “Unhedged International Equity Composite”) provide substantive information about the ability and quality of Tweedy, Browne’s management team and justification for the management of another international fund without a currency hedge. The Board noted that while short-term performance of the Global Value Fund II may vary considerably from that of the Global Value Fund due to currency fluctuations, portfolio holdings and other factors, the long-term performance of the Funds is expected to be similar.

In addition, the Board noted that the long-term performance of the Global Value Fund II should correlate to the performance of the Unhedged International Equity Composite. The Board considered that the Unhedged International Equity Composite has exhibited both good absolute and relative performance since inception on June 30,

1995. Tweedy, Browne’s Unhedged International Equity Composite’s annualized rate of return of 8.2% (net of fees) since inception through March 31, 2021 exceeded relevant indices (in U.S. $). In contrast, the MSCI EAFE Index (in U.S. $) had an annualized return of 5.3% for the same period. The Board noted that although the Unhedged International Equity Composite has historically exhibited positive returns during positive market periods, the Unhedged International Equity Composite’s relative results are significantly better for the down markets that occurred in 2000, 2001, 2002, 2008, 2011 and 2018. The Board acknowledged that Tweedy, Browne’s Unhedged International Equity Composite underperformed during the down-market years of 2014 and 2015. The Board also considered that while the Global Value Fund II underperformed during the down-market year of 2015, it had outperformed during the down-market years of 2011, 2014 and 2018. Additionally, the Board acknowledged that Morningstar has given the Fund a four star rating, down from a five star rating during the previous year.

In addition, the Board reviewed other metrics contained in the Management Practice memorandum relevant to the Funds’ performance. These metrics included performance volatility, Active Share and R-squared scores, portfolio turnover rates, brokerage commission expenses, and tax efficiency. The Board considered the results for each Fund relative to its respective industry peer group for each of these metrics.

D.	Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Funds. In so doing, the Board reviewed several sets of information, including comparative fee and expense data for (i) comparable funds and the fees associated with Tweedy, Browne’s management of non-fund accounts and (ii) industry peers, which was compiled by Management Practice. The Board noted that the Adviser has approximately 293 separate client relationships, including partnerships and offshore funds. The Board considered that the Adviser generally charges (i) 1.50% on the first $25 million, 1.25% on the next $50 million, 1.0% on the next $25 million and 0.75% thereafter annually based on the market value of equity assets for domestic separate account portfolios; (ii) 1.50% on the first $100 million and 0.75% thereafter annually based on the market value of equity assets for international and global separate account portfolios; and (iii) 1.25% on the first $25 million and 0.75% thereafter annually based on the market value of equity assets for global high dividend separate accounts. The Board also considered that the Adviser generally gives a 10% discount for eleemosynary accounts invested in any strategy. The Board noted that there is no charge on cash reserves. The Board further noted that there is a standard fee rate of 1.25% for the Adviser’s offshore funds, including cash reserves, and noted the voluntary fee waiver arrangement in place with respect to the offshore funds. With respect to two notable account exceptions to the standard fee

Other Information (Unaudited)

rates for which the Adviser charges a lower fee, the Board noted that the two accounts are distinguishable from the Funds by the difference in the level of services required to manage and administer the accounts, and that these efficiencies are not available in the management of the Funds. In addition to these efficiencies, the Board further noted that one of these two accounts employs an investment strategy that is distinguishable and significantly less demanding than that employed in the management of other separately managed accounts and the Funds.

The Board considered that Tweedy, Browne implemented a breakpoint into the fee schedule of the Global Value Fund effective October 2017, so that the Fund pays Tweedy, Browne a fee of 1.25% on the first $10.3 billion of the Fund’s daily net assets and 0.75% thereafter, in order to help make the Fund more competitive in today’s market environment and share savings resulting from economies of scale, if any, with Fund shareholders. The Board also considered that, since May 22, 2020, Tweedy, Browne had agreed to voluntarily waive advisory fees such that the Global Value Fund would pay Tweedy, Browne a fee at the annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets; 0.80% on average daily net assets over $6 billion up to $7 billion; 0.70% on average daily net assets over $7 billion up to $8 billion; and 0.60% on average daily net assets over $8 billion. The Board noted that this fee waiver arrangement may not be terminated prior to the close of business on July 31, 2022 without the approval of the Board. The Board also considered that the Global Value Fund II, the Value Fund and the High Dividend Yield Value Fund each pay Tweedy, Browne a fee of 1.25% of the Fund’s average daily assets and that Tweedy, Browne implemented a voluntary fee waiver/expense reimbursement effective December 1, 2017, with respect to these Funds to the extent necessary to keep each Fund’s expense ratio in line with that of the Global Value Fund in order to make these Funds more competitive as they grow their assets (each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded for purposes of this calculation). The Board noted that this voluntary fee waiver/expense reimbursement will remain in place until at least July 31, 2022 and may not be terminated earlier without the approval of the Board.

The Board noted Tweedy, Browne’s analysis that the 1.25% fee rate applicable to the Global Value Fund II, the Value Fund and the first $10.3 billion in assets of the Global Value Fund is 16.7% less than Tweedy, Browne’s standard beginning fee rate of 1.50% for most domestic, global and international separate account portfolios, and equal to Tweedy, Browne’s standard fee rate of 1.25% applicable to the international and global private funds and offshore funds. The Board also observed that Tweedy, Browne’s 1.25% fee rate applicable to the High Dividend Yield Value Fund is equal to the standard fee rate charged to global high dividend private and offshore funds as well as to the fee rate charged to the first $25 million of invested equity in global high dividend strategy managed accounts. The Board also noted that this rate was 11.6% higher than the weighted average fee on all of Tweedy, Browne’s global high dividend strategy separate accounts (other than eleemosynary accounts), assuming a 95% investment posture.

The Board noted the different services that Tweedy, Browne provides in exchange for fees from different kinds of clients. The Board observed that the Funds receive a variety of services from Tweedy, Browne that it generally does not provide, or provides to a more limited extent, to its separate account clients, such as providing personnel to act as officers or directors; providing support and preparing materials for periodic board meetings; providing shareholder support services; preparing public filings; monitoring daily cash flows, transactions and liquidity; managing dividends and distributions; overseeing third-party service providers and monitoring compliance with regulatory obligations under the Securities Act of 1933 and the Investment Company Act of 1940, as amended. In addition to the differences in services, the Board noted that serving as an investment adviser to the Funds carried with it a significantly higher liability profile than serving as an investment adviser to separate account clients in light of the regulatory framework for registered mutual funds. The Board considered that the difference in fees charged to the Funds and Tweedy, Browne’s other clients with similar investment mandates may be attributable in part to the kinds of services provided to the Funds.

The Board reviewed the narrative discussion provided by Tweedy, Browne that examined the Funds’ portfolio turnover rates and brokerage commission data. The Board considered that, as of February 28, 2021, the World Stock Fund Average3 had a 51.45% annual portfolio turnover rate and the Foreign

3 Since April 28, 2017, the World Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar, and reflects average returns or portfolio turnover rates of all mutual funds in the Morningstar World Large Stock (including World Large Value, World Large Growth, and World Large Blend categories) and World Small/Mid Stock categories. Prior to April 28, 2017, the World Stock Fund Average was calculated by Morningstar. Funds in these categories typically invest in stocks throughout the world while maintaining a percentage of their assets (normally 20% – 60%) invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “World Stock Funds” or the “World Stock Fund Average” that predate April 28, 2017 are references to Morningstar’s World Stock Funds and World Stock Fund Average, respectively, while references to World Stock Funds and the World Stock Fund Average for the period beginning April 28, 2017 refer to the World Stock Funds and World Stock Fund Average as calculated by Tweedy, Browne.

Other Information (Unaudited)

Stock Fund Average4 had a 53.99% portfolio turnover rate. The Board noted that the Global Value Fund’s portfolio turnover rate was 11%, and the Value Fund’s portfolio turnover rate was 18% for the fiscal year ended March 31, 2021. The Board also noted that the High Dividend Yield Value Fund’s average annual portfolio turnover rate was 22%, and the Global Value Fund II’s average annual portfolio turnover rate was 25% for the fiscal year ended March 31, 2021.

Turning its attention to comparative fund fee information, the Board noted at the outset that although the Funds pay higher investment advisory fees than certain other peer funds, the Funds’ overall expense ratios were competitive with peer funds, especially in light of the Funds’ performance and investor services. The Board noted that the Global Value Fund’s net expense ratio (as reflected in the Fund’s financial statements) of 1.37% as of March 31, 2021, was 28 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 17 basis points higher than the average net expense ratio of the Fund’s perceived competitors. The Board observed that the Fund’s net expense ratio was 1 basis point higher than the previous year.

The Board considered the comparative fee data regarding the Global Value Fund II and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.37% as of March 31, 2021, which is 28 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 17 basis points higher than the average net expense ratio of the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 1 basis point higher than the previous year.

The Board examined the comparative fee data regarding the Value Fund and noted that the Fund’s net expense ratio

4 Since September 30, 2003, the Foreign Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar and reflects average returns or portfolio turnover rates of all mutual funds in the Morningstar Foreign Large-Value, Foreign Large-Blend, Foreign Large-Growth, Foreign Small/Mid-Value, Foreign Small/Mid-Blend, and Foreign Small/Mid-Growth categories. Funds in these categories typically invest in international stocks and have less than 20% of their assets invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “Foreign Stock Funds” or the “Foreign Stock Fund Average” that predate September 30, 2003 are references to Morningstar’s Foreign Stock Funds and Foreign Stock Fund Average, respectively, while references to Foreign Stock Funds and the Foreign Stock Fund Average for the period beginning September 30, 2003 refer to Foreign Stock Funds and the Foreign Stock Fund Average as calculated by Tweedy, Browne.

(as reflected in the Fund’s financial statements) was 1.37% (after waivers) as of March 31, 2021, which is 25 basis points higher than the average expense ratio of the World Stock Fund Average and 19 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 1 basis point higher than the previous year. The Board further noted that the total expense ratio for the Value Fund is now almost 22% lower than its inception expense ratio of 1.75%.

The Board considered comparative fee data regarding the High Dividend Yield Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.37% as of March 31, 2021, which was 28 basis points higher than the average expense ratio of the World Stock Fund Average and 26 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 1 basis point higher than the previous year.

The Board also considered the Funds’ fee and expense arrangements relative to industry peer groups generated by Management Practice, which consist of funds with similar investment objectives, operating characteristics, and asset sizes as the Funds. The Board observed that each Fund exceeds the median advisory fee rate and total expense ratio of the respective Management Practice industry peer groups. The Board also noted that the non-advisory fees incurred by the Funds were lower than the median of the respective Management Practice industry peer groups.

The Board also engaged in a discussion with Tweedy, Browne regarding management’s overall pricing philosophy and business model as context for the Board’s consideration of the reasonableness of the Funds’ investment advisory fees.

E.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding Tweedy, Browne’s costs of providing services to the Funds, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne’s financial condition and reviewed the wide variety of services and intensive research performed for the Funds. The Board further noted that most of the Adviser’s employees work on Fund-related issues or projects on a regular basis. Pursuant to a Service Agreement approved annually by the Board, the Funds reimburse the Adviser for certain compliance, shareholder servicing and fund accounting services performed by three of these employees who are not officers or directors of the Company. The Board noted that the amount to be reimbursed, approximately $475,000 in 2021, is approved annually by the Board.

Other Information (Unaudited)

The Board considered materials regarding the profitability of Tweedy, Browne’s relationship with the Funds as a whole, and with each of the Funds separately. The Board considered the independent analysis of Tweedy, Browne’s contractual management fees and the Funds’ net expenses contained in the Management Practice memorandum. The Board examined the net profitability of Tweedy, Browne and its profit margins for each Fund for the fiscal year ended March 31, 2021. The Board noted that as of March 31, 2021, the total assets under management of Tweedy, Browne had increased compared to the previous year to approximately $12.7 billion, more than $7.4 billion of which represented the assets of the Funds. The Board acknowledged that, notwithstanding this increase, the Funds’ asset levels were generally lower than they had been in recent years, which had resulted in lower revenues and profit for Tweedy, Browne over this period.

The Board took into account Tweedy, Browne’s research process and, in particular, Tweedy, Browne’s research with regard to non-U.S. securities. The Board considered Tweedy, Browne’s investment discipline for the Global Value Fund, Value Fund and Global Value Fund II with respect to smaller and medium market capitalization issues and noted that the cost of research per dollar of assets under management for those Funds is likely higher than it would be for an investment adviser that invests in concentrated positions and/or only in larger market capitalization companies.

The Board considered whether economies of scale exist that may be shared with the Funds’ investors, given the Funds’ asset levels and expense structures. The Board recognized that economies of scale may be shared with the Funds in a number of ways, including, for example, through lower initial advisory fees (i.e., pricing at scale since inception), the imposition of advisory fee breakpoints, fee reductions or waivers and the continued enhancement of advisory and administrative services of the investment adviser and specifically with respect to those services provided to the Funds in return for fees paid. The Board acknowledged that Tweedy, Browne implemented a contractual breakpoint in the advisory fee schedule of the Global Value Fund, a voluntary fee waiver agreement with respect to the Global Value Fund through at least July 31, 2022, and a voluntary fee waiver/expense reimbursement agreement with respect to the Global Value Fund II, the Value Fund and the High Dividend Yield Value Fund effective through at least July 31, 2022. The Board considered that, although the contractual breakpoint for the Global Value Fund was not in effect at current asset levels, the fee waiver arrangement was in effect and had resulted in a waiver of 1 basis point for the year ended March 31, 2021. The Board noted that the breakpoint and fee waiver arrangement could have the effect of further reducing the Fund’s total expense ratio if its assets were to increase. The Directors noted that breakpoint schedules can reverse when assets decline, leading to higher fees for fund shareholders when markets decline or assets leave a fund complex. The Board observed that the Global Value Fund’s assets were below the first contractual breakpoint of $10.3 billion and could fluctuate above or below the breakpoint depending on asset flows and investment performance, but noted that the assets were above the first threshold for the voluntary waiver as of March 31, 2021. Additionally, the Board recognized Tweedy, Browne’s view that its investment discipline and extensive research process for broadly diversified groups of companies in approximately 20 different countries (including the U.S.) is likely not as conducive to economies of scale that would be potentially realizable in the management of other large pools of capital invested exclusively in large market capitalization stocks. With respect to the High Dividend Yield Value Fund, which is generally expected to have a higher proportion of large market capitalization holdings in its portfolio (because smaller capitalization companies usually do not pay above average dividends), the Board noted that Tweedy, Browne must still perform extensive research regarding companies that pay above-average dividends and that satisfy a different level of undervaluation than Tweedy, Browne requires for the other Funds. The Board considered that such research would therefore not be less intensive or less expensive than the research performed for the other three Funds. The Board also noted the continued enhancements made at the Adviser, including the Adviser’s approach to reinvesting in the important areas of the business that support the Funds, and the continued enhancements specifically to the services provided to the Funds. While the Board recognized that no changes to advisory fees or additional breakpoints were being proposed at this time, the Board noted that it would continue to evaluate whether the Funds’ asset levels (which had fallen materially over the recent years) and expense structures appropriately reflected economies of scale that could be shared with Fund investors.

After discussion, the Independent Directors concluded that the amount of fees that Tweedy, Browne charges relative to its cost of providing services to the Funds are reasonable, fair and consistent with the anticipated results of an arm’s-length negotiation.

F.	Ancillary Benefits

Finally, the Board considered a variety of other benefits received by Tweedy, Browne as a result of its relationship with the Funds, including any benefits derived by Tweedy, Browne from soft dollar arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne’s brokerage and best execution policies. The Board also reviewed Tweedy, Browne’s policies and procedures prohibiting the use of brokerage commissions to finance the distribution of Fund shares.

Other Information (Unaudited)

G.	Conclusion

After taking into consideration a number of matters relating to Tweedy, Browne’s relationship with the Funds, the Independent Directors concluded that Tweedy, Browne was providing essential services and high quality personnel to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term; the nature, extent and quality of the services provided by Tweedy, Browne have benefited and likely will continue to benefit the Funds and their shareholders; they were satisfied with each Fund’s performance and Tweedy, Browne’s performance record in managing the Funds warranted the continuation of the Advisory Agreements; and the advisory fee for each Fund and Tweedy, Browne’s profitability from its relationship with each Fund is reasonable. The Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. Accordingly, the Independent Directors unanimously recommended that the Board approve the continuation of the Advisory Agreements at the present contractual rates.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-SA-0921

(b) The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2) (2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/	Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	November 22, 2021

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer (principal financial officer)

Date	November 22, 2021

* Print the name and title of each signing officer under his or her signature.